SECOND AMENDMENT TO MANAGEMENT AGREEMENT

           THIS AMENDMENT is made as of the 22nd day of April, 1998, by and between ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation having an address at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 (the "Manager") and PAPERCLIP SOFTWARE, INC., a Delaware corporation having an address at Three University Plaza, Hackensack, New Jersey 07601 (the "Owner").

                            W I T N E S S E T H T H A T:

         WHEREAS, Owner and Manager executed and delivered a certain Management Agreement dated as of April 15, 1997, as amended by a First Amendment to Management Agreement dated as of November 12, 1997 (the "Management Agreement), pursuant to which Manager is managing the day-to-day operations of Owner pending the Merger of Owner into a wholly-owned subsidiary of Manager; and

         WHEREAS, the parties hereto now desire to further amend the Management Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1. Section 4.3 of the Management Agreement is hereby amended by substituting "August 24, 1998" for "May 31, 1998."

           2. Except as modified and amended hereby, the Management Agreement shall remain in full force and effect and is in all other respects ratified and confirmed.











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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year indicated above.

                                           MANAGER:
                                           ACCESS SOLUTIONS INTERNATIONAL, INC.


                                           By: /S/ Robert H. Stone
                                               Robert H. Stone,
                                               President and CEO

                                           OWNER:

                                           PAPERCLIP SOFTWARE, INC.

                                           By: /S/ William Weiss
                                               William Weiss,
                                               Chief Executive Officer





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